1 RBC Capital Markets Consumer & Retail Conference March 12-13, 2014

2 Forward-Looking Statements Statements made as part of this presentation which are not historical facts – including any statements about the Company’s targets, beliefs, plans, opportunities or expectations – are forward-looking statements and are based on management’s current plans, known information, estimates and projections as of the date of this presentation. Annie’s actual results may differ materially from those projected in these forward-looking statements and investors should not place undue reliance on them. Annie’s does not undertake to update any of these statements in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those contained in today’s forward-looking statements, including the risks and uncertainties described in our filings with the SEC. Such risks include risks relating to competition; new product introductions; execution of our growth strategy; our brand; our reputation; product liability claims; product recalls and related insurance recoveries; economic disruptions; changes in consumer preferences; ingredient and packaging costs and availability; reliance on a limited number of distributors, retailers, contract manufacturers and third-party suppliers and an outside warehouse facility; efficiency projects; intellectual property and related disputes; regulatory compliance; transportation; our supply-chain; our and our customers’ inventory levels; seasonality and our planned acquisition of Joplin plant. Non-GAAP Financial Measures Annie’s reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). In today’s presentation, Annie’s is also providing certain non-GAAP financial measures. Annie’s cautions investors that the non-GAAP financial measures presented are intended to supplement its GAAP results and are not a substitute for such results. Additionally, Annie’s cautions investors that the non-GAAP financial measures used by Annie’s may differ from the non-GAAP measures used by other companies. Please see the non-GAAP reconciliations included in the Appendix. Fiscal Year All references to a “fiscal year” refer to a year beginning on April 1 of the previous year and ending on March 31 of such year (for example, “fiscal 2013” refers to the year from April 1, 2012 to March 31, 2013).

3 Ed Aaron SVP Strategic Planning & Investor Relations

4 To cultivate a healthier, happier world by spreading goodness through nourishing foods, honest words and conduct that is considerate and forever kind to the planet. Our Mission

5 FY09 LTM 12/31/13 Leading Natural and Organic Brand Products in 26,500+ Stores Adjusted Net Sales(1) $ Millions $94 $195 ~17% CAGR Adjusted EBITDA(1) $ Millions LTM 12/31/13 $4 $28 +$23MM (1) See Appendix for reconciliations Mac & Cheese #1 Snack Crackers #1 Graham Crackers #1 Fruit Snacks #1 FY09

Successful Growth Strategies are Driving Strong Consumption Trends

Annie's HOMEGROWN

Snack/Deli CKR
Category: (-0.4%)
Annie's: +22.8%

Graham CKR
Category: +4.5%
Annie's: +20.2%

Snack Mix
Category: +2.3%
Annie's: +7.2%

Mac & Cheese
Category: +1.5%
Annie's: +21.7%

Entrees & Mixes
Category: +17.5%
Annie's: +9.3%
*Relaunched New Formula July 2013

Pasta Dishes
Category: (-6.5%)
Annie's: +4.2%
*Relaunched BPA-Free April 2013

Granola Bars
Category: (-0.1%)
Annie's: +15.9%



Dressings
Category: (-3.2%)
Annie's: +6.3%

BBQ Sauce
Category: +5.4%
Annie's: +25.7%
*Category Data is Nat/Org items only

Mustard
Category: +3.7%
Annie's: +20.1%
*Category Data is Nat/Org items only

Ketchup
Category: +20.5%
Annie's: +68.2%
*Category Data is Nat/Org items only

Fruit Snacks
Category: (-1.5%)
Annie's: +28.1%

Frozen Entrees
Category: (-4.7%)
Annie's: NEW!

Frozen Pizza
Category: (-1.0%)
Annie's: +258.2%

SOURCE: SPINSscan | TOTAL US Food + Natural + Target | Current 52 Weeks Ending 01/18/2014
Category includes conventional and natural/organic unless otherwise noted.

6

7 2% 70% Chg v YA: Curr ACV: 0% 55% Chg v YA: Curr ACV: 2% 47% Chg v YA: Curr ACV: 0% 42% Chg v YA: Curr ACV: 2% 19% Chg v YA: Curr ACV: 4% 19% Chg v YA: Curr ACV: 15%ACV Opp: 20%ACV Opp: 28%ACV Opp: 33%ACV Opp: 56%ACV Opp: 56%ACV Opp: SOURCE: SPINSscan | TOTAL US - FOOD CHANNEL | Current 12 Weeks Ending 01/18/2014 Significant Distribution Upside Potential We believe in the opportunity to grow ACV to >75% in all key categories, and we’re targeting Mac & Cheese at >85% Mac & Cheese Crackers Fruit Snacks Cookies Snack Mix Bars

8 Mainline Strategy is Working! • Average # of Key 33 items in U.S. Grocery increased 8% in the past 52 weeks • Accelerating velocities drove 19.5% growth in dollar sales in U.S. Grocery over this same time period SOURCE: SPINSscan l TOTAL US Food l Current 52 Weeks Ending 01/18/2014 NOTE: Key 33 composition is subject to change Dollar Sales Growth U.S. Grocery Distribution Growth U.S. Grocery

Mainline Placement Delivers Share

Mainline Placement Drives Significant Increases in Mac 'n' Cheese Share of Category for Grocery

	Natural Foods Sections	In Mainline Aisle Only	Dual Placement – Mainline + Natural
Number of Accounts	11	27	16
Average # of Items	9.7	7.2	12.4
Annie's YoY $ Growth (Retail Sales)	+12.4%	+38.9%	+14.5%
Annie's Share in Category	5.9%	9.4%	11.0%

+1.9x

Source: SPINS/The Nielsen Company, Total US Food conventional grocery, 52 weeks ending 1/19/2013. Mainline placement category share is weighted average of ten retail chains where Annie's has placement next to conventional category SKUs, prices Annie's product in line with category margins, carries our top SKUs and provides off shelf displays

9

Mainstream Initiative Success Stories

Retailer A

- National chain, >1,400 Stores
- Moved top natural items to mainline aisle, kept organic in natural section

Retailer A Annie's $ sales	+53%
Retailer A category growth	+3.1% vs. ROM (0.6%)
Retailer A increase in market share(1)	+1.4pts


9.8%
Annie's share of category
14.5%
Before
After

Retailer B

- Regional chain, >200 Stores
- Moved top natural items from natural set to mainline aisle

Retailer B Annie's $ sales	+37%
Retailer B category growth	+9.2% vs. ROM +1.4%
Retailer B increase in market share(1)	+0.8pts


14.7%
Annie's share of category
18.4%
Before
After

Source: SPINS/The Nielsen Company, chain specific data for six months after main-aisle placement was achieved (6 months ending 2/26/12 for Retailer A and 2/26/11 for Retailer B)
Note: ROM defined as rest of market
(1) SPINS/The Nielsen Company, 4 weeks ending 8/4/12 versus 4 weeks ending 8/4/11

10

11 Mainline Initiative is in Early Innings Source: Total US – Food SPINSscan Conventional – TTL | 52 Weeks Ending 1/19/2013 Note: Mainline Accounts include any account (one chain of grocery stores) with at least 1 item in the mainline set  In Mac ‘n’ Cheese, 80% of our top 54 Nielsen grocery accounts have at least one item in the mainline aisle  Other categories are far less developed in mainline 27 25 24 27 25 10 16 3 6 1 3 – 11 24 22 21 15 18 – 10 20 30 40 50 60 Mac & Cheese Grahams Snack Crackers Dressings Fruit Snacks Granola Bars # o f A cc ou nts Mainline Dual Natural

Innovation Strategy


Annie's
Lasagna with Meat Sauce
Made with Organic Pasta
Annie's
White Cheddar

Big Ideas

Products in new categories position the brand for significant growth


Annie's
Cheddar Bunnies
GLUTEN FREE
NEW
Annie's
Double Chocolate Chip
Made with Organic Wheat
Annie's
Bernie's Farm
ANIMAL CRACKERS

Smart Extensions

Flavor and package product line extensions in current categories


WHOLE GRAIN
8g or more per serving
EAT 48g OR MORE OF WHOLE GRAINS DAILY
WholeGrainsCouncil.org
Made with Goodness!
No Artificial Flavors, Synthetic Colors or Preservatives
A Good Source of Calcium & Protein
Cheese from Cows not Treated with the Growth Hormone, rBST*

Optimization

Continually improve core lines to stay ahead of competition



Recent Investments Support Aggressive Innovation Plans for Fiscal 2015 and Beyond

Source: Total US – Food: SPINSscan Conventional - TPL | 12 Weeks Ending 01/18/2014
Key Accounts - Mass I Drug : SPINSscan Conventional Accounts – TPL I 12 Weeks Ending 01/18/2014

12

Annie's Micro Cups Proving Category Success

L12 Weeks – M&C Category Growth Rates:


-1.7%
-2.9%
0.0%
FDMx
Accounts without Cups
Accounts with Cups

L12 Weeks – Annie's M&C Growth Rates:


+10.4%
+22.3%
+39.3%
2pcks
Singles
Both

- The total M&C Category in L12 weeks was -1.7%, with Annie's business +23.0%
- Accounts with Annie's Micro Cups outperformed the overall category
- Annie's growth rate at accounts with BOTH Singles and 2Packs grew the fastest, 2x all other Micro Cup accounts, at +39.3%

Source: Total US – Food: SPINSscan Conventional - TPL | 12 Weeks Ending 01/18/2014
Key Accounts - Mass I Drug : SPINSscan Conventional Accounts – TPL I 12 Weeks Ending 01/18/2014

13

14 Launching Bagged Snacks to Meet the Growing Needs of On-the-Go Families Afternoon Tide-Me-Over/ Before Dinner A mid-afternoon snack that fills you up and holds you over until dinner On-the-Go The snack to take with you as you juggle life’s activities Lunchbox The snack you pack! Lunchbox, briefcase friendly and perfectly portioned Social Snacks perfect for munching during your favorite game or social event • Entry-level price point • Added convenience • Shipping to Target stores in March • Broader FY15 rollout New!

15 Financials

16 $94 $96 $118 $141 $171 $195 FY09 FY10 FY11 FY12 FY13 LTM Financial Highlights Adjusted Net Sales(1) $ Millions 5-Year CAGR: 17% $22 $27 $45 $57 $67 $74 $42 $44 $49 $61 $80 $95 $94 $96 $118 $141 $171 $195 FY09 FY10 FY11 FY12 FY13 LTM Adjusted Net Sales by Product Category(1) $ Millions Meals Snacks Other Adjusted Gross Profit(1) Adjusted EBITDA(1) $ Millions $ Millions $4.4 $9.3 $16.6 $21.3 $25.8 $27.7 4.7% 9.7% 14.1% 15.1% 15.1% 14.2% FY09 FY10 FY11 FY12 FY13 LTM $28.8 $32.9 $45.8 $55.4 $67.6 $74.1 30.7% 34.3% 39.0% 39.2% 39.5% 37.9% FY09 FY10 FY11 FY12 FY13 LTM +7.2% Margin Adjusted Gross Margin Adjusted EBITDA Margin (1) See Appendix for reconciliations

17 Quarterly Review Adjusted Net Sales(1) Adjusted Net Sales Growth(1) $ Millions % Growth Adjusted Operating Profit(1) Adjusted Operating Margin(1) $ Millions % Margin $28.6 $38.9 $30.8 $43.0 $34.3 $46.7 $37.9 $52.2 $39.0 $57.9 $46.1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 19.0% 20.3% 25.1% 17.5% 19.9% 20.1% 22.7% 21.5% 13.8% 24.0% 21.7% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 11.5% 15.6% 12.1% 14.3% 10.5% 15.1% 12.1% 15.9% 9.6% 14.3% 10.6% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 $3.3 $6.1 $3.7 $6.2 $3.6 $7.1 $4.6 $8.3 $3.7 $8.3 $4.9 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 (1) See Appendix for reconciliations FY12 FY13 FY14 FY12 FY13 FY14 FY12 FY13 FY14 FY12 FY13 FY14

18 $ Millions, Except Per Share Data Adjusted Results(1) Q3 FY2014 Adjusted Net Sales $46.1 Adjusted Gross Profit $17.8 Adjusted Gross Margin 38.7% Adjusted SG&A $13.0 % of adjusted net sales 28.1% Adjusted EBIT $4.8 % of adjusted net sales 10.5% Adjusted Net Income $2.9 Adjusted Diluted EPS $0.17 Q3 FY2014 – Key Highlights  Another strong top-line quarter, including adjusted net sales growth of 22% and estimated consumption growth of 24%  Adjusted gross margin declined 170 basis points, due mainly to the impact of commodity inflation, most notably organic wheat  Adjusted SG&A improved slightly as a percentage of sales despite significant investments in headcount and marketing (1) See Appendix for reconciliations

19 Investment Highlights BRAND Leading Brand with Strong Consumer Loyalty and Retailer Appeal FUTURE Building on Growing Core Business and Track Record of Innovation INDUSTRY Natural and Organic – Fast Growing Food Category PERFORMANCE Excellent Growth Trajectory Supported by Efficient Model

20 Appendix

21 Appendix: Non-GAAP Financial Measures Adjusted net sales and adjusted net sales by product category, adjusted gross margin, adjusted selling, general and administrative expenses, adjusted operating profit and margin, adjusted net income, adjusted EBIT, EBITDA, adjusted EBITDA and adjusted diluted EPS are not financial measures prepared in accordance with U.S. generally accepted accounting principles, or GAAP. As used in this presentation: (1) adjusted net sales and adjusted net sales by product category represent net sales adjusted for impact on net sales due to frozen pizza recall and related insurance recoveries; (2) adjusted gross margin represents gross margin adjusted for impact on gross margin due to frozen pizza recall and related insurance recoveries; (3) adjusted selling, general and administrative expenses represent selling, general and administrative expenses adjusted for impact on selling, general and administrative expenses due to frozen pizza recall and related insurance recoveries, costs associated with planned acquisition of Joplin plant; secondary offering costs; (4) adjusted operating income and margin reflect income from operations and margins adjusted for impact on net sales, cost of sales, and selling, general and administrative expenses due to frozen pizza recall and related insurance recoveries, costs associated with planned acquisition of the Joplin plant; secondary offering costs, and advisory agreement termination fees; (5) adjusted net income represents net income adjusted for impact on net sales, cost of sales, selling, general and administrative expenses and provision for income taxes due to frozen pizza recall and related insurance recoveries; costs associated with planned acquisition of the Joplin plant; secondary offering costs and the provision for income taxes on these; (6) adjusted EBIT represents adjusted net income plus interest expense and provision for income taxes (4) EBITDA represents net income plus interest expense, provision for income taxes, and depreciation and amortization; (5) adjusted EBITDA represents EBITDA adjusted for impact on net sales, cost of sales and selling, general and administrative expenses due to frozen pizza recall and related insurance recoveries; costs associated with planned acquisition of Joplin plant; secondary offering registration costs; stock-based compensation; management fees; advisory agreement termination fee; loss from discontinued operations and change in fair value of convertible preferred stock warrant liability; and (6) adjusted diluted EPS represents adjusted net income divided by weighted average shares of common stock outstanding. We present adjusted net sales and adjusted net sales by product category, adjusted gross margin, adjusted selling, general and administrative expenses, adjusted operating profit and margin, adjusted net income, adjusted EBIT, EBITDA, adjusted EBITDA and adjusted diluted EPS because we believe these measures provide additional metrics to evaluate our operations and, when considered with both our GAAP results and the related reconciliation to the most directly comparable GAAP measure, provide a more complete understanding of our business than could be obtained absent this disclosure. We use adjusted net sales and adjusted net sales by product category, adjusted gross margin, adjusted selling, general and administrative expenses, adjusted operating income and margin, adjusted net income, adjusted EBIT, EBITDA, adjusted EBITDA, and adjusted diluted EPS together with financial measures prepared in accordance with GAAP to assess our operating performance, to provide meaningful comparisons of operating performance across periods, to enhance our understanding of our core operating performance and to compare our performance to that of our peers and competitors. We also believe that these non-GAAP financial measures are useful to investors in assessing the operating performance of our business without the effect of the items described above. Adjusted net sales and adjusted net sales by product category, adjusted gross margin, adjusted selling, general and administrative expenses, adjusted operating income and margin, adjusted net income, adjusted EBIT, EBITDA, adjusted EBITDA and adjusted diluted EPS are subject to inherent limitation as they reflect the exercise of judgment by management in determining how they are formulated. Further, our computation of these non- GAAP measures is likely to differ from methods used by other companies in computing similarly titled or defined terms, limiting the usefulness of these measures. These non-GAAP measures should not be considered in isolation or as alternatives to GAAP measures and do not purport to be alternatives to either net income as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. We urge investors to review the reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures included in this presentation, and not to rely on any single financial measure to evaluate our business.

22 Appendix: EBITDA and Adjusted EBITDA Reconciliation to Net Income FY09 FY10 FY11 FY12 FY13 Q3FY14 LTM Net income (loss) (1.0) 6.0$ 20.2$ 9.6$ 11.6$ 2.8$ 14.6$ Interest expense 1.3 1.2$ 0.9 0.2 0.2 0.1 0.3 Provision for (benefit from) income taxes 0.1 0.4$ (5.8) 6.6 8.3 1.9 10.4 Depreciation and amortization 0.3 0.4$ 0.4 0.8 1.0 0.4 1.4 EBITDA 0.7$ 8.0$ 15.7$ 17.2$ 21.1$ 5.2$ 26.7$ (Benefit to)/ reduction of net sales related to product recall - - - - 1.1 (0.1) (1.3) (Benefit to)/ incremental cost of sales related to product recall - - - - 1.1 (0.3) (0.2) (Benefit to)/ incremental administrative costs related to product recall - - - - 0.2 0.0 0.2 Secondary offering costs - - - - 1.2 0.2 0.8 Costs associated with planned acquisition Joplin Plant - - - - - 0.3 0.4 Stock-based compensation 0.8 0.9 0.4 0.5 1.1 0.3 1.1 Loss from discontinued operations 2.5 - - - - - - Management fees 0.4 0.4 0.4 0.6 - - - Advisory agreement termination fee - - - 1.3 - - - Change in fair value of convertible preferred stock warrant liability - - - 1.7 0.0 - - Adjusted EBITDA 4.4$ 9.3$ 16.5$ 21.3$ 25.8$ 5.6$ 27.7$ Reconciliation of EBITDA and Adjusted EBITDA to Net Income (in millions)

Appendix: Reconciliation of Net Sales and Net Sales Growth

Annie's HOMEGROWN

There were no adjustments to net sales for the periods presented in this presentation, except as set forth for the periods below.

Reconciliation of Adjusted Net Sales to Net Sales

	Q3FY13	Q4FY13	FY13	Q2FY14	Q3FY14	LTM
			(in millions)			
Net Sales	$ 36.3	$ 52.7	$ 170.0	$ 58.7	$ 46.2	$ 196.6
(Benefit to)/ reduction of net sales related to product recall	1.6	(0.5)	$ 1.1	(0.8)	(0.1)	(1.3)
Adjusted Net Sales	$ 37.9	$ 52.2	$ 171.1	$ 57.9	$ 46.1	$ 195.3
% Net sales growth	17.7%	22.6%	20.3%	25.6%	27.3%	
% Adjusted net sales growth	22.7%	21.5%	21.1%	24.0%	21.7%	

Reconciliation of Adjusted Net Sales by Product Category to Net Sales by Product Category

	FY13	LTM
	(in millions)	
Net sales by product category:		
Meals	$ 79.3	$ 96.7
Snacks	66.8	74.3
Dressings, condiments and other	23.9	25.6
Net Sales	170.0	196.6
(Benefit to)/ reduction of net sales related to product recall:		
Meals	1.1	(1.3)
Snacks	-	-
Dressings, condiments and other	-	-
Total (Benefit to)/ reduction of net sales related to product recall:	1.1	(1.3)
Adjusted net sales by product category:		
Meals	80.4	95.4
Snacks	66.8	74.3
Dressings, condiments and other	23.9	25.6
Adjusted net sales by product category	$ 171.1	$ 195.3

23

24 Appendix: Reconciliation of Gross Profit There were no adjustments to gross profit for the periods presented in this presentation, except as set forth for the periods below. FY13 LTM Gross profit 65.4$ 75.6$ (Benefit to)/ reduction of net sales related to product recall 1.1 (1.3) (Benefit to)/ incremental cost of sales related to product recall 1.1 (0.2) Adjusted gross profit 67.6$ 74.1$ Reconciliation of Adjusted Gross Profit to Gross Profit (in millions)

Appendix: Reconciliation of Operating Income and Operating Margin

There were no adjustments to operating income and margin for the periods presented in this presentation, except as set forth for the periods below.

Reconciliation of Adjusted Operating Income to Operating Income; and Adjusted Operating Margin to Operating Margin

	Q4FY12	Q2FY13	Q3FY13	Q4FY13 (in millions)	Q1FY14	Q2FY14	Q3FY14
Net Sales	$ 43.0	$ 46.7	$ 36.3	$ 52.7	$ 39.0	$ 58.7	$ 46.2
(Benefit to)/ reduction of net sales related to product recall	-	-	1.6	(0.5)	-	(0.8)	(0.1)
Adjusted Net Sales	$ 43.0	$ 46.7	$ 37.9	$ 52.2	$ 39.0	$ 57.9	$ 46.1

	Q4FY12	Q2FY13	Q3FY13	Q4FY13 (in millions)	Q1FY14	Q2FY14	Q3FY14
Operating income	$ 4.9	$ 6.4	$ 2.3	$ 7.7	$ 3.4	$ 9.4	$ 4.8
(Benefit to)/ reduction of net sales related to product recall	-	-	1.6	(0.5)	-	(0.8)	(0.1)
(Benefit to)/ incremental cost of sales related to product recall	-	-	0.7	0.4	0.2	(0.5)	(0.3)
(Benefit to)/ incremental administrative costs related to product recall	-	-	-	0.2	0.1	(0.0)	0.0
Secondary offering costs	-	0.7	-	0.5	0.0	0.1	0.2
Costs associated with planned acquisition Joplin Plant	-	-	-	-	-	0.1	0.3
Advisory agreement termination fee	1.3	-	-	-	-	-	-
Adjusted operating income	$ 6.2	$ 7.1	$ 4.6	$ 8.3	$ 3.7	$ 8.3	$ 4.9
Operating margin	11.3%	13.6%	6.4%	14.5%	8.8%	16.0%	10.4%
Adjusted operating margin	14.3%	15.1%	12.1%	15.9%	9.6%	14.3%	10.6%

25

26 Appendix: Reconciliation of Q3 FY2014 – Key Highlights As Reported Voluntary Product Recall Other Adjustments As Adjusted Net sales 46.2$ (0.1)$ -$ 46.1$ Cost of sales 28.0 0.3 - 28.3 Gross profit 18.2 (0.4) - 17.8 Operating expenses: Selling, general and administrative expenses 13.4 (0.0) (0.4) (1) 13.0 Income before provision for income taxes 4.8 (0.4) 0.4 4.8 Provision for income taxes 2.0 (0.2) 0.1 (2) 1.9 Net income 2.8$ (0.2)$ 0.3$ 2.9$ Interest 0.1 Income before provision for income taxes 1.9 EBIT 4.9$ Earnings per share —Diluted 0.16$ (0.01)$ 0.02$ 0.17$ Weighted average shares of common stock outstanding used in computing earnings per share —Diluted 17,398,006 17,398,006 ________________________ (1) Includes $0.2 for secondary offering costs and $0.2 for costs associated with our planned acquisition of the Joplin Plant during the three months ended December 31, 2013 (2) Represents impact on provision for income taxes related to secondary offering costs and our planned acquisition of the Joplin Plant. Reconciliation of Adjusted Net Sales to Net Sales; Adjusted Gross Profit to Gross Profit; Adjusted Selling, General and Administrative Expenses to Selling, General and Administrative Expenses; Adjusted Net Income to Net Income; EBIT to Net Income and Adjusted Diluted EPS to Diluted EPS Q3 FY2014 (in millions, except share and per share amounts)

27 Thank You!